Annual Fund Operating Expenses - SFT Government Money Market Fund - SFT Government Money Market Fund	May 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.25%	[1]
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (as a percentage of Assets):	0.13%
Acquired Fund Fees and Expenses	0.01%	[2]
Expenses (as a percentage of Assets)	0.64%
Fee Waiver or Reimbursement	(0.34%)	[3]
Net Expenses (as a percentage of Assets)	0.30%

[1]	Has been restated to reflect current fees.
[2]	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
[3]	Securian Asset Management, Inc. (Securian AM), the Fund’s investment adviser, has contractually agreed to two arrangements that may impact fund fees and expenses. First, Securian AM has agreed to waive its “management fees” or absorb “other expenses” to ensure the Fund’s total operating expenses after the waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.70% of the average net assets of the Fund. Second, Securian AM has agreed to waive, reimburse, or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Both agreements are effective through April 30, 2022, and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. Securian AM cannot terminate either agreement prior to the end of the contractual term. Both agreements are described in greater detail in the “Detailed Fund Information” section of the Fund’s prospectus.